Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Vital Therapies, Inc. (the “Company”) for the period ended March 31, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Duane D. Nash, Chief Executive Officer and President of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that to his knowledge:
(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 10, 2019	By:	/s/ Duane D. Nash
Duane D. Nash
Chief Executive Officer and President
(Principal Executive Officer)